                                                                    Exhibit 10.D

                                      LEASE
                                      -----

         THIS INDENTURE OF LEASE dated as of the 1st day of March, 1998, by and between GREAT LAKES BANK, an Ohio corporation, hereinafter called "Landlord", and OSAIR, an Ohio Corporation, hereinafter called "Tenant".

EXHIBIT TO LEASE AND DEFINITIONS:
---------------------------------

         Section 1.
         ----------

                  (a) The following listed exhibit is attached to and made a part of this Lease:

                      EXHIBIT "A". The floor plan showing the Building of which the Premises are a part. The Premises consist of that area shown on EXHIBIT "A" which is outlined in red.

                  (b) The term "Common Areas" means the parking areas, access roads and facilities which may be furnished by Landlord and which are located adjacent to the Building. The truck ways, driveways, loading docks and areas, pedestrian sidewalks, ramps, landscaped and planting areas, retaining walls, stairways, and all other areas and improvements which may be provided and/or changed from time to time by the Landlord for the general use in common of the tenants and their officers, agents, employees, and customers, and all lighting facilities incident thereto, as such areas and facilities may be changed form time to time by Landlord.

                  (c) The word "Premises" shall mean the area of the Building leased to the Tenant by the Landlord, as indicated in red on EXHIBIT "A", known as 7001 Center Street, Mentor, Ohio including approximately 5,000 square feet of office space.

                  (d) The word "Building" means the building of which the Premises are a part.

                  (e) The term "Building Site" means the location of the Building, parking areas, driveways and common areas.

                  (f) The term "Date of Delivery of Possession" shall be and mean March 1, 1998, notwithstanding that the term of this Lease shall not have commenced as of such date.

PREMISES
--------

         Section 2.
         ----------

                  (a) For the rent and upon the agreements contained in this Lease, Landlord leases to Tenant and Tenant rents from Landlord the Premises described as follows:

                  (b) The premises are indicated in red on EXHIBIT "A" attached hereto for the purpose of more specifically locating the space leased to Tenant.

                  (c) The Landlord expressly reserves the use of the rear and side wall and of the roof of the Premises and the right to install, maintain, use, repair, and replace the pipes, ducts, conduits, and wires leading through the Premises in locations which will not materially interfere with Tenant's use thereof and serving other parts of the Building.

TERM
----

         Section 3.
         ----------

                  (a) The primary term of this Lease (the "Initial Term") shall commence on the 1st day of March, 1998, and shall terminate on the 28th day of February, 2003.

FIXED RENT
----------

         Section 4.
         ----------

                  (a) Tenant agrees without demand and without any deduction or setoff to pay to Landlord at Landlord's office, or such other place as Landlord may from time to time designate, as a fixed rent for the Premises ("Fixed Rent") commencing April 1, 1995 and thereafter throughout the Initial Term, the sum of $5,000 per calendar month. Each installment of Fixed Rent shall be due and payable in advance on the first day of the calendar month for which Fixed Rent is being paid.

REAL ESTATE TAXES
-----------------

         Section 5.
         ----------

                  (a) During the term of this Lease, Landlord shall pay any and all real estate taxes attributable to the Premises, the Building and the Building Site.

COMMON AREAS
------------

         Section 6.
         ----------

                  (a) Landlord hereby grants to Tenant and Tenant's employees, agents, customers and invitees the right, during the term hereof, to use, in common with Landlord and other tenants, employees and invitees entitled to the use thereof, the appropriate Common Areas within the limits of the Building Site. Landlord shall operate, manage, and maintain in good condition and repair during the term of this Lease all Common Areas within the Building and expenditures made therefor shall be at the sole discretion of the Landlord, and the use of such areas and facilities shall be subject to such reasonable regulations as Landlord shall make from time to time.

CONDITION OF PREMISES
---------------------

         Section 7.
         ----------

                  (a) On the Date of Delivery of Possession, Tenant shall accept the Premises in their present, as is condition. Tenant has thoroughly inspected the Premises and is satisfied that the Premises are suitable for Tenant's intended use.

USE
---

         Section 8.
         ----------

                  (a) The Premises shall be occupied and used by Tenant for the operation of its business and for any other purpose reasonably incidental thereto, subject to the provisions of the following Sub-Section.

                  (b) Tenant shall use and occupy the Premises in accordance with all governmental laws, ordinances, rules and regulations. Tenant shall not use, or allow the Premises to be used, for any purpose other than as specified herein and shall not use or permit the Premises to be used for any unlawful, disreputable or immoral purpose or in any way that will injure the reputation of the Building, or permit the Premises to be occupied in whole or in part by any other person, except as otherwise provided herein.

UTILITIES
---------

         Section 9.
         ----------

                  (a) Tenant shall promptly reimburse Landlord for natural gas and electric charges incurred by Landlord in connection with its operation of the Building, by reimbursing to Landlord promptly upon request accompanied by a copy of billings for same by the applicable utility companies an amount equal to that percentage thereof which is represented by a fraction, the numerator of which is 5,000 and the denominator of which is 14,500. (34.5%) Except as to the foregoing, Landlord shall pay for all utilities attributable to the Premises during the Term hereof.

ALTERATION, INSTALLATIONS AND REMOVAL OF IMPROVEMENTS BY TENANT
---------------------------------------------------------------

         Section 10.
         -----------

                  (a) Tenant shall have the right during the continuance of this Lease to make such interior alterations, changes and improvements to the Premises, except structural alterations, changes or improvements, as may be proper and necessary for the conduct of Tenant's business and for the full beneficial use of the Premises. Tenant shall pay all costs and expenses of such alterations, changes, and improvements, shall make the same in good and workmanlike manner, and in accordance with all applicable laws and building regulations, and shall prior to the making of such alterations, changes, and improvements, assure Landlord that payment for the same will be made by tenant. Tenant hereby completely and fully indemnifies Landlord against any Mechanic's Liens or other liens or claims in connection with the making of such alterations, changes, and improvements. Any liens arising out of such alterations, changes, and improvements shall be removed by Tenant within ten
(10) days after the same has been filed.

                  (b) Except as otherwise provided, all signs, furnishings, trade fixtures and other removable equipment installed in the Premises by Tenant and paid for by Tenant shall remain the property of Tenant and shall be removed by Tenant upon the termination of this Lease provided that any of such as are affixed to the Premises and require severance shall be removed at Tenant's cost, and Tenant shall repair any damage caused by such removal.

REPAIRS AND MAINTENANCE
-----------------------

         Section 11.
         -----------

                  (a) Landlord shall keep the foundation, the four outer walls and roof of the Premises in good repair, except that Landlord shall not be responsible to make any such repairs, occasioned by the act or negligence of Tenant or its agents, employees, invitees, or licensees. Landlord shall not be required to make any other improvements or repairs of any kind upon the Premises and appurtenances, and the Premises and appurtenances shall at all times be kept in good order, condition, replacement and repair by Tenant. Tenant shall keep the Premises in a clean, sanitary, and safe condition in accordance with the laws of the State of Ohio, and in accordance with all directions, rules, and regulations of the health officer, fire marshal, building inspector, or other proper officers of the governmental agencies governing the Premises, at the sole cost and expense of Tenant, and Tenant shall comply with and shall keep the Premises in the condition required by all requirements of law, ordinance and otherwise involving the Premises, as the same may be in effect from time to time. Tenant shall permit no waste, damage or injury to the Premises, and Tenant shall, at its own cost and expense, replace any glass windows and doors in the Premises which may be broken. At the expiration of the tenancy created hereunder, Tenant shall surrender the Premises to Landlord in good condition, reasonable wear and tear, loss by fire and other unavoidable casualty excepted. It is expressly agreed that Tenant shall not be required to make any permanent capital improvements to the Premises, unless the same shall result from Tenant's use of the Premises.

INDEMNIFICATION AND INSURANCE AND WAIVER OF SUBROGATION
-------------------------------------------------------

         Section 12.
         -----------


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



                  (a) Tenant will indemnify Landlord and save Landlord harmless from and against any and all claims, actions, damages, liability and expense in connection with loss, damage or injury to persons or property occurring in, on or about, or arising out of the Premises, or occasioned wholly or in part by any act or omission of Tenant, Tenant's agents, contractors, customers or employees.

                  (b) Tenant, at all times during the term of the Lease, shall, at its own expense, keep in full force and effect public liability insurance with minimum limits of One Million Dollars ($1,000,000.00) on account of bodily injuries to or death of one (1) person, and One Million Dollars ($1,000,000.00) on account of bodily injuries to or death of more than one (1) person as a result of any one (1) accident or disaster, and Two Hundred Thousand Dollars ($200,000.00) on account of damages to property, naming Landlord as an additional insured, and shall deposit the policy or policies of such insurance, or certificates thereof with Landlord.

                  (c) Tenant shall not carry any stock or goods or do anything in or about the Premises which will in any way tend to increase the insurance rates on said Premises and/or the Building. Tenant shall pay as additional rental any increases in the insurance as a result of its use of the Premises.

                  (d) Landlord and Tenant do hereby waive all rights of recovery and causes of action which either has or may have or which may arise hereafter against the other, whether caused by negligence or otherwise for any damage to the Premises or any property or business of Landlord or Tenant caused by any of the property or business of Landlord or Tenant caused by any of the perils covered by fire and extended coverage, building and contents and business interruption insurance, or for which either party may be reimbursed as a result of insurance coverage affecting any loss suffered by it; provided however, that the foregoing waiver shall apply only to the extent of any recovery made by the parties hereto under any policy of insurance now or hereafter issued, it being stipulated by the parties hereto that the foregoing waiver shall not apply in any case in which the application thereof would result in the invalidation of any such policy of insurance. In the event any additional premium shall be charged for such waiver provision, the party benefitted by such waiver shall pay the cost of such endorsement.

SIGNS
-----

         Section 13.
         -----------

                  (a) Tenant shall not display any "For Rent", "For Lease", or "for Sub-Lease", or similar signs. Except for the foregoing, Tenant shall have the right to install any ground, building, or roof signs provided that Tenant shall secure in advance the written consent of Landlord thereto, which consent shall not unreasonably be withheld, and further provided that all signs installed by Tenant shall comply with all requirements of appropriate governmental authority, and all necessary permits or licenses shall be obtained by Tenant. Tenant shall maintain all signs in good condition and repair at all times, and shall save Landlord harmless from injury to person or property, arising from the erection, installation, and maintenance of said signs. Upon vacating the Premises, Tenant shall remove all signs and repair all damage caused by such removal.

ASSIGNMENT AND SUBLETTING
-------------------------

         Section 14.
         -----------

                  (a) This Lease shall not be mortgaged, pledged, encumbered, assigned or otherwise transferred by Tenant, voluntarily or involuntarily, by operation of law or otherwise, or the Premises or any part thereof sublet, used or occupied for the conduct of any business by any third person or corporation or for any purpose other than herein authorized, without the prior consent of the Landlord. Any consent of Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent under any subsequent assignment or subletting. If Tenant is a corporation, the sale or sales, during the term hereof, aggregating fifty percent (50%) or more of the outstanding shares of stock of Tenant shall be deemed to be an assignment of this Lease within the meaning of this Section.

                  (b) In the event of any permitted assignment or other transfer of this Lease by Tenant, (i) Tenant shall remain liable for performance of all obligations of the assignee or transferee of Tenant hereunder, and Tenant hereby agrees to absolutely and unconditionally guarantee the performance hereunder of such assignee or transferee; and (ii) any rent which Tenant receives pursuant to any sublease in excess of the Fixed Rent shall be paid by Tenant to Landlord.

REPAIR AFTER CASUALTY
---------------------

         Section 15.
         -----------

                  (a) If the Premises shall be destroyed or so injured by any cause as to be unfit, in whole or in part, for occupancy and such destruction or injury could reasonably be repaired within two (2) months from the date of such damage or destruction, then Tenant shall not be entitled to surrender possession of the Premises nor shall Tenant's liability to pay rent under this Lease cease without the mutual consent of the parties hereto; but in case of any such destruction or injury Landlord shall repair the same with all reasonable speed and shall complete such destruction. If during such period Tenant shall be deprived of the use of all or any portion of the Premises, a proportionate allowance shall be made to Tenant from the rent corresponding to the time during which and to the portion of the Premises of which Tenant shall be so deprived.

                  (b) If such destruction or injury cannot reasonably be repaired within two (2) months from the date of such damage or destruction, Landlord shall notify Tenant within thirty (30) days after the happening of such destruction or injury whether or not Landlord will repair or rebuild. If Landlord elects not to repaid or rebuild, Landlord shall specify the time within which such repairs or reconstruction will be completed, and Tenant shall have the option within thirty (30) days after the receipt of such notice to elect either to terminate this Lease and any further liability hereunder or to extend the term of the Lease by a period of time equivalent to the time from the happening of such destruction or injury until the Premises are restored to their former condition. In the event Tenant elects to extend the term of the Lease, Landlord shall restore the Premises to their former condition within the time specified in such notice, and Tenant shall not be liable to pay rent for the period from the time of such destruction or injury until the Premises are so restored to their former condition.

CONDEMNATION
------------

         Section 16.
         -----------

                  (a) In the event the entire Premises shall be taken by condemnation or right of eminent domain, this Lease shall terminate as of the day possession shall be taken by the taking authority, and Landlord and Tenant shall be released from any further liability hereunder thereafter accruing. In the event only a portion of the Premises shall be taken by condemnation or right of eminent domain and the portion so taken renders the balance unsuitable for the use of this Lease, either the Landlord or the Tenant shall be entitled to terminate this lease, such termination to become effective as the of the day possession shall be taken, provided thirty (30) days notice in writing of such termination is given. If, in such event, this Lease is not terminated, Landlord agrees to restore the Premises with reasonable speed to an architectural unit as nearly like its condition prior to such taking as shall be practicable, and if during and/or after the work of restoration, Tenant is deprived of the use of all or a part of the Premises, an appropriate reduction of rent, depending upon the time during which and the reduction of rent, depending upon the time during which and the portion of said Premises of which Tenant is deprived, shall be granted.

                  (b) All damages awarded in connection with the taking of the Premises, whether allowed as compensation for diminution in value to the leasehold or to the fee of the Premises, shall belong to the Landlord. Notwithstanding the foregoing, Tenant shall be entitled to make a separate claim for damage to merchandise and fixtures, and removal, reinstallation, and moving expense.

LANDLORD'S REMEDIES UPON DEFAULT
--------------------------------

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         Section 17.
         -----------

                  (a) If Tenant or any guarantor of Tenant shall at any time (i) be in default in the payment of rent or other sums of money required to be paid by Tenant, or in the performance of any of the covenants, terms, conditions, provisions, rules and regulations of this Lease, the Tenant shall fail to remedy such default within ten (10) days in the event of default is as to payment of rent or other sums of money, or within twenty (20) days after receipt of written notice thereof, if the default relates to matters other than the payment of rent and other sums of money (but Tenant shall not be deemed to be in default if Tenant commences to remedy said defaults other than relate to payment of rent and other sums of money within said twenty (20) day period, and proceeds therewith with due diligence); (ii) commit waste upon the Premises, vacate the Premises, or fail to continuously occupy and conduct Tenant's business in the Premises; (iii) become insolvent or make an assignment for the benefit of creditors, or if a receiver or trustee of Tenant's property shall be appointed, or if proceedings under any chapter of the Bankruptcy Code shall be instituted by or against Tenant or any guarantor of this Lease and shall not be dismissed by the Court within sixty (60) days after being filed, or if any event shall happen which, aside from this provision, would cause any assignment or devolution of Tenant's interest or occupancy hereunder by operation of law, then Landlord in addition to all other remedies given to Landlord in law or in equity, may by written notice to Tenant, terminate this Lease, or without terminating this Lease, re-enter the Premises by summary proceedings or otherwise. In any event Landlord may dispossess the Tenant, it being the understanding that under no circumstances is this Lease to be an asset for Tenant's creditors by operation of law or otherwise. In the event of such re-entry Landlord may relet the Premises without being obligated so to do, and in the event of a reletting may apply the rent therefrom first to the payment of Landlord's expenses, including attorneys' fees incurred by reason of Tenant's default, and the expense of reletting including, but not limited to, repairs, renovation or alteration of the Premises and then to the amount of rent and all other sums due from Tenant hereunder, Tenant remaining liable for all other sums due from Tenant hereunder and for any deficiency. Any and all such deficiencies shall be payable by the Tenant monthly on the date herein provided for the payment of rent.

                  (b) In the event of default by Tenant of any of the terms, provisions, covenants, conditions, rules and regulations of this Lease, Landlord shall have the right to invoke any remedy permitted to Landlord in law or in equity. All remedies available to Landlord are declared to be cumulative and concurrent. No termination of this Lease and no taking recovering of possession of the Premises shall deprive Landlord of any of its remedies or actions against Tenant and Tenant shall remain liable for all past or future rent, including all additional rent, taxes, insurance premiums and all other charges and rent payable by Tenant under this Lease, during and for the balance of the term hereof. The bringing of any action for rent or other default shall not be construed as a waiver of the right to obtain possession of the Premises.

                  (c) If suit shall be brought for recovery of possession of the Premises, for the recovery of rent, or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of Tenant to be kept or performed, and breach shall be established, Tenant shall pay to Landlord all expenses incurred therefor, including a reasonable attorney's fee.

                  (d) All rights and remedies provided herein or otherwise existing at law or in equity are cumulative, and the exercise of one or more rights or remedies by either party shall not preclude or waive its right to the exercise of any or all of the others.

RIGHT OF LANDLORD
-----------------

         Section 18.
         -----------

                  (a) Landlord reserves the right at all reasonable times, by itself, or its duly authorized agents, to go upon and inspect the Premises and every part thereof, and at its option to make repairs, alterations and additions to the Premises or the Building.

                  (b) If Landlord shall make any payments on behalf of Tenant which are Tenant's obligation in order to fulfill Tenant's covenants, then any amounts paid by Landlord are agreed and declared to be "additional rent" and shall be due and payable to Landlord from Tenant with the next installment of Fixed Rent due thereafter under this Lease. Any such amounts which shall be paid by Landlord on behalf of Tenant shall bear interest at the rate of ten percent (10%) per annum or at the prime rate of interest then being charged by AmeriTrust Company, Cleveland, Ohio, whichever is higher, provided in no event shall such rate be charged to Tenant be in excess of that otherwise permitted by law.

MORTGAGE SUBORDINATION
----------------------

         Section 19.
         -----------

                  (a) Landlord reserves the right to demand and obtain from Tenant a Waiver of Priority of Tenant's lien arising by virtue of the within Leasehold estate, thereby subordinating Tenant's lien in favor of any first or second mortgage loan, any first or second mortgage lien, or any refinancing or replacing of such first mortgage or second mortgage loans that Landlord may determine necessary or desirable from time to time in the future. Tenant, upon demand by the Landlord for same, agrees to execute at any and all times such instruments as may be required by any lending institution or prospective mortgagee in order to effectuate such Waiver of Priority and subordination of Tenant's lien. If Tenant, within five (5) days after submission of such instrument, fails to execute the same, Landlord is hereby authorized to execute the same as attorney-in-fact for Tenant. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust, Tenant shall attorn to the purchaser in any such foreclosure or sale and recognize such purchaser as landlord under this Lease.

                  (b) Upon the written request of Tenant, Landlord shall procure from any such lending institution or mortgagee an agreement in writing, which shall be delivered to Tenant, providing in substance that so long as Tenant shall faithfully discharge the obligations on its part to be kept and performed under the terms of this Lease, Tenant's tenancy will not be disturbed nor this Lease affected by any default under such mortgage, and Tenant agrees that this Lease shall remain in full force and effect even though default in the mortgage may occur.

NO WAIVER OF LANDLORD
---------------------

         Section 20.
         -----------

                  (a) No waiver of any of the terms, covenants, provisions, conditions, rules and regulations imposed or required by this Lease, and no waiver of any legal or equitable relief or remedy shall be implied by the failure of the Landlord to assert any rights, to declare any forfeiture, or for any other reason. No wavier of any of said terms, provisions, covenants, rules and regulations shall be valid unless it shall be in writing signed by the Landlord in respect to one or more tenants of the Building shall constitute a waiver or forgiveness of performance in favor of Tenant herein, or any other tenant. No waiver of any pledge of this Lease or the forgiveness of any one or more of the terms, provisions, conditions, rules and regulations of this Lease may be claimed or pleaded by Tenant to excuse a subsequent pledge or failure of performance of any of the terms, provisions, conditions, covenants, rules, and regulations of this Lease.

VACATION OF PREMISES
--------------------

         Section 21.
         -----------

                  (a) Tenant shall deliver up and surrender to Landlord possession of the Premises, including all Tenant's work (and all replacements thereof) and all fixtures permanently attached to the Premises during the term, upon the expiration of this Lease or its termination in any way in as good condition and repair as the same shall be at the commencement of said term, ordinary wear and tear and unavoidable casualty only excepted, and deliver the keys at the office of Landlord or Landlord's agent.

NOTICES
-------

         Section 22.
         -----------

                  Any notices or consent required to be given by or on behalf of either party upon the other shall be in writing and shall be given by mailing such notices or consent by Registered or Certified Mail, return receipt requested, addressed to the Landlord at:

                                    Great Lakes Bank
                                    7001 Center Street
                                    Mentor, Ohio  44060

and to the Tenant at:

                                    Osair
                                    7001 Center Street
                                    Mentor, Ohio 44060

or at such other address as may be specified from time to time, in writing, delivered to the other party, and the time of the rendition of such notice shall be when it is deposited in an official United States Post Office, postage prepaid.

APPLICABLE LAW AND CONSTRUCTION
-------------------------------

         Section 23.
         -----------

                  (a) The laws of the State of Ohio shall govern the validity, performance, enforcement, and interpretation of this Lease. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provision. The submission of this document for examination does not constitute an offer to lease, or a reservation of or option for the Premises and becomes effective only upon execution and delivery thereof by Landlord and Tenant. All negotiations, considerations, representations and understandings between the parties are incorporated herein and may be modified or altered only by agreement in writing by the parties. Tenant shall have no right to quit the Premises or cancel or rescind this Lease except as expressly granted herein. This Lease has been negotiated by and provisions thereof, shall not be deemed to have been prepared by either Landlord or Tenant, but by both equally.

QUIET ENJOYMENT
---------------

         Section 24.
         -----------

                  (a) Landlord hereby covenants and agrees that if Tenant shall perform all of the covenants and agreements herein stipulated to be performed on Tenant's part, Tenant shall at all times during the continuance hereof have peaceable and quiet enjoyment and possession of the Premises without any manner of let or hinderance from Landlord or any other person.

HOLDING OVER
------------

         Section 25.
         -----------

                  (a) If at the expiration of the term of this Lease, Tenant continues to occupy the Premises, such holding over shall not constitute a renewal of this Lease, but Tenant shall be a tenant from month to month.


         IN WITNESS WHEREOF, the parties hereto have set their hands this 1st day of June, 1995, as to the Landlord, and this 1st day of March, 1998, as to the Tenant.

                                 LANDLORD:

                                           GREAT LAKES BANK
                                           an Ohio Corporation

                                           BY: /s/ Richard T. Flenner, Jr.
                                               ---------------------------------
                                                Richard T. Flenner, Jr.


                                           TENANT:
                                           OSAIR
                                           an Ohio Corporation

                                           BY:  /s/ Richard M. Osborne
                                               ---------------------------------
                                                 Richard M. Osborne




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